THIS CONSULTING AGREEMENT made as of the 1st day of December 1998
                          BETWEEN: INFOCAST CORPORATION

                 (hereinafter referred to as the "Corporation")

                                OF THE FIRST PART

                                     - and -

                       THREE HUNDRED & SIXTY DEGREES INC.
                  (hereinafter referred to as the "Consultant"
                               OF THE SECOND PART

WHEREAS the Corporation wishes to retain the Consultant as an investor relations and financial consultant for its business and financial operations and the Consultant has agreed to provide such services to the Corporation. NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, it is hereby agreed by and between the parties as follows:

                                   ARTICLE 1.

Definitions
1.1 "Consulting Services" shall mean the corporate and financial planning services relating to the business and services of the Corporation to be provided by the Consultant, and in particular but without restricting the generality of the foregoing, means the providing of advice and assistance in connection with the business of the Corporation.

1.2 The terms "subsidiaries", "associates" and "affiliated corporations" shall have the meanings ascribed thereto in the Business Corporations Act (Ontario).

                                   ARTICLE 2.
                   Engagement of the Consultant and Its Duties

2.1 The Corporation hereby engages the services of the Consultant and the Consultant hereby accepts the engagement of its services by the Corporation, subject to the terms and conditions hereinafter contained.

2.2 The Consultant shall provide the Consulting Services to the corporation in such manner as the Corporation and the Consultant may reasonably agree, and shall, devote such of its time as


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is  necessary  to properly  manage the affairs of the  Corporation,  and all its efforts, skills, attention and energies during that time to the performance of its duties as herein set forth.

2.3 The  Corporation  acknowledges  that it is  aware of the  Consultant's  many outside activities, duties and financial interests and agrees that the performance of such activities and duties and involvement of such financial interests will not be construed as a breach of this Agreement, provided that the Consultant provides the Consulting Services on a basis which does not impair the activities and business interests of either the Corporation or the Consultant.

2.4 The Corporation agrees to co-operate with the Consultant and to provide such information, financial records and documents as may facilitate the performance of the Consulting Services by the Consultant.

2.5 The term of this Agreement shall commence on the 1st day of December, 1998 for a period of thirteen (13) months ending on December 31st, 1999 and may be terminated earlier by either party giving fifteen (15) days prior written notice to the other party that it wishes to terminate this Agreement.

2.6 The Consultant may be dismissed by the Corporation without notice on the happening of any of the following events, namely;

         (a)      if Cliff Jones is found mentally incompetent;

         (b) if the consultant becomes bankrupt or suspends payment or compounds with their creditors or makes an authorized assignment under the Bankruptcy Act or is declared insolvent; or

         (c)      for  just  cause  if  the  Consultant   violates  any  of  the
                  provisions of this Agreement or fails to properly fulfill the duties of the Consultant's engagement hereunder.

                                   ARTICLE 3.
                                  Compensation

3.1 The Corporation agrees to pay the Consultant, in consideration of the provision by the Consultant of the Consulting Services of the Corporation, the following compensation:

         (a) Four thousand dollars ($4,000.00) per month paid on the last business day of each month;

         (b)      An  option  to  purchase   _____________  shares  of  InfoCast
                  Corporation at a price of _______________ per share until December 31, 2000.


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
         (c) In the event the Corporation wishes to retain the services of the Consultant beyond December 31, 1999 it will do so on terms and conditions negotiated between the parties at that time.

                                   ARTICLE 4.
                                  Compensation

4.1 The Consultant shall not disclose, during the term of this Agreement or at any time thereafter, any information concerning the business and affairs of the corporation or its subsidiaries, affiliated corporations or associates which it may have learned while providing the Consulting Services, to any person not an officer or Director of the Corporation other than in the proper discharge of its duties under this Agreement and it shall not use, for its own purpose or for any purpose other than that of the Corporation, either during the continuance of its engagement under this Agreement or at any time thereafter, any information it may have acquired, or may acquire, in or relation to the business of the Corporation, its subsidiaries, affiliated corporations or associates.

                                   ARTICLE 5.
                                  Miscellaneous

5.1 Any notice required or permitted to be given hereunder shall be given by hand delivery, facsimile transmission or by registered mail, postage prepaid, addressed to the parties at their respective address set forth below:

         (a)      If to the Corporation:   InfoCast Corporation
                                           1 Richmond St. West
                                           Suite 901
                                           Toronto, Ontario

                                           Telecopier No.: 416-867-9320

         (b)      If to Consultant         181 University Ave.
                                           Suite 2110
                                           Toronto, Ontario
                                           M5H 3M7

                                           Telecopier No.: 416-366-1890

and any such notices given by hand delivery or by facsimile transmission shall be deemed to have been received on the date of delivery or transmission and if given by prepaid registered mail, shall be deemed to have been received on the third business day immediately following the date of mailing. The parties shall be entitled to give notice of changes of address from time to time in the manner hereinbefore provided for the giving of notice.

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

5.2 This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.


5.3      Time shall be of the essence of this Agreement.

5.4 The provisions of this Agreement shall enure to the benefit of and be binding upon the Corporation and the Consultant and their respective successors and assigns. This Agreement shall not be assignable by the Consultant.

5.5 This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto in connection with the subject matter hereof. No supplement, modification, waiver or termination of this Agreement shall be binding, unless executed in writing by the parties to be bound thereby.

5.6 The Consultant acknowledges having been advised to obtain independent legal advice and acknowledges either having obtained independent legal advice or having waived the right to independent legal advice.

IN WITNESS WHEREOF this Agreement has been executed by the parties

SIGNED, SEALED AND DELIVERED                )      InfoCast Corporation
                                            )
                                            )
                                            )
                                            )      Per: /s/   A.T. Griffis
                                            )                 A.T. Griffis
                                            )
                                            )
                                            )      THREE HUNDRED & SIXTY DEGREES
                                            )      INC.
                                            )
                                            )
                                            )      Per: /s/   Cliff A. Jones
                                            )               Cliff A. Jones




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